EXHIBIT 10.2

                             SCHEDULE IDENTIFYING OMITTED
                             PERFORMANCE UNIT AGREEMENTS

          Name                               Number of Performance Units

          Nicholas J. St. George                       1,102,000
          A. Steven Michael                              580,000
          C. Michael Kilbourne                           372,000
          Robert D. Harvey, Sr.                          356,000
          Larry M. Walker                                170,000
          Larry D. Gilmore                               170,000
          J. Michael Stidham                             170,000
          Jeffrey D. Mick                                130,000
          Douglas R. Muir                                130,000
          James D. Casterline                            114,000

                                          TOTAL UNITS  3,294,000